Exhibit 10.25

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

First Amendment to the Purchase Agreement

This First Amendment to the Purchase Agreement is entered into as of October 8, 2014 (the “Effective Date”) by and between Halliburton Energy Services, Inc. (“Halliburton”) and Hi-Crush Operating LLC (“Supplier”).

WITNESSETH:

WHEREAS, Halliburton and Supplier entered into a Purchase Agreement dated June 18, 2014 (“Agreement”);

WHEREAS, Halliburton and Supplier wish to amend the Agreement to reflect certain changes as set forth herein.

NOW, THEREFORE, in consideration of the premises, the terms and conditions stated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.	Modified Section 2.1(b) of the Agreement. Section 2.1(b) is deleted and superseded in its entirety by the following:

From September 1, 2014 through and including *** (the “Secondary Term”), subject to Section 2.1(d), Supplier is obligated to sell and Halliburton is obligated to buy *** tons of Northern White frac sand (the “Second Phase Minimum Purchase Requirement”).

2.	Modified Section 2.1(c) of the Agreement. Section 2.1(c) is deleted and superseded in its entirety by the following:

From *** through and including December 31, 2018 (the “Final Term”), subject to Section 2.1(d), Supplier is obligated to sell and Halliburton is obligated to buy *** tons of Northern White frac sand each year (the “Final Phase Minimum Purchase Requirement”). The First Phase Minimum Purchase Requirement, the Second Phase Minimum Purchase Requirement and the Final Phase Minimum Purchase Requirement shall be collectively, the “Minimum Purchase Requirement.”

3.	Modified Section 2.1(d)(i) of the Agreement. Section 2.1(d)(i) is deleted and superseded in its entirety by the following:

During any Contract Year of the Final Term, if *** of the Halliburton Aggregate Demand is less than the Final Phase Minimum Purchase Requirement of *** tons for such Contract Year (such Contract Year, a “POD Adjustment Year”), then the Final Phase Minimum Purchase Requirement shall be automatically reduced for, and only for, such Contract Year to be an amount equal to the greater of: (A) *** of the Halliburton Aggregate Demand (subject to the maximum of *** tons) or (B) *** tons (the “Adjusted Minimum Purchase Requirement”). For the avoidance of doubt, the Parties acknowledge and agree that any Adjusted Minimum Purchase Requirement for a Contract Year shall apply during such Contract Year that is deemed a POD Adjustment Year.

Exhibit 10.25

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

4.	Modified Section 2.1(d)(iii) of the Agreement. Section 2.1(d)(iii) is deleted and superseded in its entirety by the following:

As promptly as practicable, but not later than thirty (30) days after the end of (A) any of the first three calendar quarters of each Contract Year during the Final Term during which Halliburton purchased less than *** tons of Northern White frac sand, Halliburton shall cause to be prepared and delivered to Supplier an internally prepared statement identifying the aggregate number of tons of raw frac sand purchased by Halliburton during such calendar quarter and *** of such raw frac sand purchased during such calendar quarter (each, a “Quarterly Statement”) and (B) the final calendar quarter of each Contract Year, Halliburton shall cause to be prepared and delivered to Supplier an internally prepared statement identifying the aggregate number of tons of Northern White frac sand purchased by Halliburton during such Contract Year and *** of such Northern White frac sand purchased during such Contract Year (each, an “Annual Statement” and together with each Quarterly Statement, each a “Statement”).

5.	Modified Section 2.1(f)(i) of the Agreement. Section 2.1(f)(i) is modified by deleting and replacing the table with the following table:

Month	Maximum Supply
Effective Date through August 2014	*** tons/month
September 2014 through ***	*** tons/month
Remainder of Term	*** tons/month

6.	Modified Section 2.1(f)(ii) of the Agreement. Section 2.1(f)(ii) is deleted and superseded in its entirety by the following:

Supplier is not obligated to supply (A) during the Primary Term, more than *** tons in any given calendar month of ***, *** or ***, (B) during the Secondary Term, more than *** tons in any given calendar month of ***, *** or *** and (C) during the Final Term, more than *** tons in any given calendar month of ***, *** or ***. Notwithstanding the foregoing, Supplier will use commercially reasonable efforts to fulfill orders that exceed the Monthly Maximum Supply Availability and the monthly grade split maximums set forth in this Section 2.1(f)(ii).

7.	Modified Section 2.4 of the Agreement. Section 2.4 is deleted and superseded in its entirety by the following:
Monthly Minimum Requirement. The Minimum Purchase Requirement shall be ordered by Halliburton in installments of not less than *** tons of Northern White frac sand per calendar month during the Primary Term, *** tons of Northern White frac sand per calendar month during the Secondary Term and *** tons of Northern White frac sand per calendar month during the Final Term (as applicable, the “Monthly Minimum Requirement”). In the event that Halliburton fails to purchase the Monthly Minimum Requirement from Supplier during any particular calendar month in which Supplier was ready, willing and able to deliver the Monthly Minimum Requirement, then the “Purchase Shortfall” shall be the amount by which the Monthly Minimum Requirement exceeds the amount of Northern White frac sand actually purchased by Halliburton during such calendar month.

Except as otherwise expressly modified or amended herein, all terms and conditions contained in the Agreement shall remain in full force and effect and shall not be altered or changed by this Amendment. The Agreement, as amended by this First Amendment, shall constitute the entire agreement of the parties. All references to Sections in the First Amendment correspond to Sections contained in the Agreement unless otherwise expressly stated.

Exhibit 10.25

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Signature Page Follows

IN WITNESS WHEREOF, Supplier and Halliburton have caused this First Amendment to be duly executed by their authorized representatives as of the Effective Date.

Halliburton Energy Services, Inc.	Hi-Crush Operating LLC
Signature: /s/ Authorized Person	Signature: /s/ Robert E. Rasmus
Printed Name: Authorized Person	Printed Name: Robert E. Rasmus
Title: Authorized Officer	Title: co-Chief Executive Officer
Date: October 8, 2014	Date: October 8, 2014